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                                                                Exhibit (23)(i)

                          INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in Registration Statement No. 33-57577 of Borden, Inc. on Form S-3 of our reports for each of Borden, Inc., Borden, Inc. and Affiliates, Borden Foods Holdings Corporation and Wise Holdings, Inc. each dated February 12, 1999 appearing in this Annual Report on Form 10-K of Borden, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP

Columbus, Ohio
March 29, 1999